ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) (Details) (USD $) In Thousands, unless otherwise specified	9 Months Ended
	Sep. 30, 2012	Sep. 30, 2011
ACCUMULATED OTHER COMPREHENSIVE LOSS
Pretax activity	$ 29,424	$ (29,488)
Tax effect	(5,495)	8,375
Net activity	23,929	(21,113)
Other comprehensive income (loss) attributable to non-controlling interests	14,415	(14,469)
Other comprehensive income (loss) attributable to Vantiv, Inc.	$ 9,514	$ (6,644)